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Exhibit 32.2

Certification of Principal Financial Officer Pursuant to
18 U.S.C. Section 1350

        I, John E. Biallas, as Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  1.
  The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2008

/s/ JOHN E. BIALLAS
Name:	John E. Biallas
Title:	Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.2
Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350